UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

May 21, 2015

LEXMARK INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14050	06-1308215
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

One Lexmark Centre Drive
740 West New Circle Road
Lexington, Kentucky 40550
(Address of principal executive offices)(Zip Code)

(859) 232-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On May 21, 2015, Lexmark International, Inc., a Delaware corporation (“Lexmark”), filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission to report the completion of its previously announced acquisition of Kofax Limited (“Kofax”). This Form 8-K/A amends and supplements the Original Report to include the financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits

  (a)             Financial Statements of Businesses Acquired.

Attached hereto, and incorporated by reference, are the following financial statements of Kofax required to be filed pursuant to this Item 9.01(a):

Audited consolidated financial statements of Kofax as of and for the fiscal years ended June 30, 2014 and 2013 (Exhibit 99.1)

Unaudited consolidated financial statements of Kofax as of and for the fiscal nine months ended March 31, 2015 and 2014 (Exhibit 99.2)

  (b)            Pro Forma Financial Information.

Attached hereto as Exhibit 99.3 and incorporated herein by reference is the Lexmark and Kofax unaudited pro forma condensed combined financial information for the year ended December 31, 2014 and as of and for the three months ended March 31, 2015. This pro forma financial information gives effect to certain pro forma events related to the acquisition and has been presented for informational purposes only. It does not purport to project the future financial position or operating results of the post-merger combined company.

(d)	Exhibits

	Exhibit No.	Description of Exhibit

	23.1	Consent of Ernst & Young LLP

	99.1	Audited consolidated financial statements of Kofax as of and for the fiscal years ended June 30, 2014 and 2013

	99.2	Unaudited consolidated financial statements of Kofax as of and for the fiscal nine months ended March 31, 2015 and 2014

	99.3	Lexmark and Kofax Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexmark International, Inc.
(Registrant)

August 4, 2015	By:	/s/ David Reeder
David Reeder
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP

99.1	Audited consolidated financial statements of Kofax as of and for the fiscal years ended June 30, 2014 and 2013

99.2	Unaudited consolidated financial statements of Kofax as of and for the fiscal nine months ended March 31, 2015 and 2014

99.3	Lexmark and Kofax Unaudited Pro Forma Condensed Combined Financial Information